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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

        Date of Report (Date of earliest event reported):November 6, 1998



                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                    0-21579                95-4502740
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)

5080 TUTTLE CROSSING BOULEVARD                                 43016-3566
         DUBLIN, OHIO                                          (Zip Code)
    (Address of Principal
      Executive Offices)



       Registrant's telephone number, including area code: (614) 789-8500

                                    No Change
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          (Former name or former address, if changed since last report)


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ITEM 5.        OTHER EVENTS

               On November 6, 1998, SmarTalk TeleServices, Inc. (the "Company") announced that it had filed an amended Annual Report on Form 10-K/A for the year ended December 31, 1997 and amended Quarterly Reports on Form 10-Q/A for the quarters ended March 30, 1998 and June 30, 1998 and had issued final restated financial results for the year ended December 31, 1997 and the quarters ended March 30, 1998 and June 30, 1998 in connection therewith.

               The Company also announced that it anticipated releasing its financial results for the quarter ended September 30, 1998 after the close of business on November 12, 1998.

               The information set forth in the press release attached hereto as
Exhibit 99.1 is incorporated herein by reference in its entirety.



ITEM 7.        EXHIBIT

Exhibit No.    Description

99.1 Press Release: SmarTalk Issues Final Restated Results for 1997 and Q1 and Q2 1998, dated November 6, 1998.







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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SMARTALK TELESERVICES, INC.
                                             (Registrant)


Date: November 6, 1998                       /s/ Thaddeus Bereday
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                                             (Signature)

                                             Thaddeus Bereday
                                             Vice President and General Counsel